UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 22, 2012

ASTEX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-27628	91-1841574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4140 Dublin Blvd., Suite 200

Dublin, CA 94568

(Address of principal executive offices, including zip code)

(925) 560-0100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  (1)  On June 22, 2012, the Compensation Committee of the Board approved an amended and restated Contract of Employment between Astex Therapeutics Limited and Dr. Harren Jhoti, and an amended and restated Confidentiality and Proprietary Information Deed between Astex Pharmaceuticals, Inc., Astex Therapeutics Limited (a wholly owned subsidiary of Astex Pharmaceuticals, Inc.) and Dr. Jhoti.

The amended agreements supersede and replace Dr. Jhoti’s prior employment agreement dated April 1, 2005.  The amended agreements affirm the employee’s current annual compensation and benefits that were previously approved and implemented by the Compensation Committee.  The primary provisions of the amended agreements call for annual base salary of £338,710, discretionary target bonus of 60% of annual base salary, employer contribution of 10% of base salary toward pension coverage, life insurance of four times base salary, and other customary benefits afforded to all employees.  The amended agreements make no other material amendments to the terms and provisions of the prior employment agreement.  The foregoing summary is qualified by reference to the full text of the agreements, furnished as exhibits to this Current Report on Form 8-K.

(2)  On June 22, 2012, the Compensation Committee of the Board approved an amended and restated Contract of Employment between Astex Therapeutics Limited and Martin Buckland, and an amended and restated Confidentiality and Proprietary Information Deed between Astex Pharmaceuticals, Inc., Astex Therapeutics Limited (a wholly owned subsidiary of Astex Pharmaceuticals, Inc.) and Dr. Buckland.

The amended agreements supersede and replace Dr. Buckland’s prior employment agreement dated September 31, 2004.  The amended agreements affirm the employee’s current annual compensation and benefits that were previously approved and implemented by the Compensation Committee.  The primary provisions of the amended agreements call for annual base salary of £225,807, discretionary bonus target of 50% of annual base salary, employer contribution of 10% of base salary toward pension coverage, life insurance of four times base salary, and other customary benefits afforded to all employees.  The amended agreements make no other material amendments to the terms and provisions of the prior employment agreement.  The foregoing summary is qualified by reference to the full text of the agreements, furnished as exhibits to this Current Report on Form 8-K.

(3)  On June 22, 2012, the Compensation Committee of the Board approved the amendment and restatement of the Company Severance Benefit Plan for Officers, primarily to include provisions applicable to officers employed in the United Kingdom.  The full text of the amendment to the Severance Benefit Plan for Officers has been furnished as an exhibit to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Contract of Employment effective June 22, 2012 by and between Astex Therapeutics Limited and Dr. Harren Jhoti

99.2	Confidentiality and Proprietary Information Deed effective June 22, 2012 by and between Astex Pharmaceuticals, Inc., Astex Therapeutics Limited, and Dr. Harren Jhoti

99.3	Contract of Employment effective June 22, 2012 by and between Astex Therapeutics Limited and Martin Buckland

99.4	Confidentiality and Proprietary Information Deed effective June 22, 2012 by and between Astex Pharmaceuticals, Inc., Astex Therapeutics Limited, and Martin Buckland

99.5	Severance Benefit Plan for Officers effective June 22, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTEX PHARMACEUTICALS, INC.

	By:	/s/ MICHAEL MOLKENTIN
Michael Molkentin
Chief Financial Officer

Date: June 28, 2012

EXHIBIT INDEX

Exhibit No.	Description

99.1	Contract of Employment effective June 22, 2012 by and between Astex Therapeutics Limited and Dr. Harren Jhoti

99.2	Confidentiality and Proprietary Information Deed effective June 22, 2012 by and between Astex Pharmaceuticals, Inc., Astex Therapeutics Limited, and Dr. Harren Jhoti

99.3	Contract of Employment effective June 22, 2012 by and between Astex Therapeutics Limited and Martin Buckland

99.4	Confidentiality and Proprietary Information Deed effective June 22, 2012 by and between Astex Pharmaceuticals, Inc., Astex Therapeutics Limited, and Martin Buckland

99.5	Severance Benefit Plan for Officers effective June 22, 2012